                                   AGREEMENT

                  Agreement dated October , 1997 between U.S. Home & Garden Inc., a Delaware corporation (the "Company"), and ____________ (the "Seller").

                             W I T N E S S E T H :
                  WHEREAS, the Seller is the holder of Unit Purchase Option UPO-7 dated July 17, 1996 (the "UPO") which represents the right of the Seller to purchase from the Company for $100,000 per unit (the "Units"), up to 8.95 Units, each Unit consisting of 43,860 shares of the Company's common stock, $.001 par value ("Common Stock"), and Class B Warrants to purchase an additional 43,860 shares of Common Stock at $2.28 per share.
                  WHEREAS, the Company is contemplating an underwritten public offering through Everen Securities, Inc. and Josephthal Lyon & Ross, Incorporated of approximately five million shares of Common Stock to be sold by the Company and of certain additional shares of Common Stock to be sold by certain selling stockholders (the "Public Offering");
                  WHEREAS, it is contemplated that the registration statement (the "Registration Statement") relating to the Public Offering will be filed with the Securities and Exchange Commission ("SEC") within ten (10) business days of the date of this Agreement;
                  WHEREAS, the Seller wishes to sell the UPO to the Company and the Company wishes to purchase the UPO from the Seller, utilizing a portion of the net proceeds it receives from the Public Offering, upon the terms and conditions set forth in this Agreement.
                  NOW, THEREFORE, the parties hereto, in consideration of mutual promises and conditions herein and for such other consideration the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                  1. The Seller hereby agrees to sell the UPO to the Company at the price set forth in Section 3 below. The Company, on the basis of the representations, warranties, covenants and agreements of the Seller contained herein, hereby agrees to purchase the UPO from the Seller. Notwithstanding the foregoing, the parties hereto agree that the sale and purchase of the UPO contemplated by this Agreement is contingent upon the consummation of the Public Offering at a price to the public of not less than $5.00 per share of Common Stock.
                  2. The sale of the UPO by the Seller to the Company will occur (the "Closing") on such date that is five days after the closing of the Public Offering or such earlier or later date as the parties hereto shall agree. At such Closing, the Company will make payment for the UPO by certified check or such other method as agreed to by the parties hereto, against delivery of the original UPO to it by the Seller.
                  3. The purchase price for the UPO will equal the difference between (i) the product obtained by multiplying (x) 785,094 and (y) the price to the public for each share of Common Stock to be sold in the Public Offering, but not less than $5.00, and (ii) $1,790,000.
                  4. In connection with the sale of the UPO as contemplated by this Agreement the Seller hereby represents and warrants and covenants with the Company that (i) the Seller has full power and authority, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, (ii) the execution, delivery and performance of this Agreement by the Seller, the consummation by the Seller of the transactions herein contemplated and the compliance by the Seller with the terms of this Agreement, have been duly authorized by all necessary action, and this Agreement has been duly executed and delivered by the Seller, (iii) the execution and delivery of this Agreement by the Seller and the performance by the Seller of his obligations hereunder will not conflict with or constitute an event of default or breach of any agreement, document or instrument to which the Seller is a party, or any law, rule or regulation or court order applicable to the Seller, (iv) this Agreement is the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of the courts in granting equitable remedies and except that enforceability of the indemnification provisions set forth herein may be limited by the federal securities laws of the United States or public policy underlying such laws, (v) no authorization, approval, consent, order, registration, license or permit of any court or other government agency or authority is necessary for the sale by the Seller of the UPO to the Company, (vi) the UPO to be sold to the Company is currently owned by the Seller, and immediately after the sale thereof to the Company such UPO will be owned by the Company, free and clear of all security interests, claims, liens, encumbrances, and charges whatsoever, and (vii) the Seller agrees to waive any registration rights he may have to include the UPO or the securities underlying the UPO in the Public Offering.
                  5. The Seller agrees to indemnify the Company and each officer and director of the Company from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), to which they or any of them may become subject under any statute or at common law or otherwise, and will reimburse the Company and each such person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims damages, expenses, liabilities or actions arise out of or are based upon any breach by the Seller of any of his representations, warranties and covenants contained in this Agreement.
                  6. This Agreement shall terminate if the Public Offering is not consummated by December 31, 1997, which date shall be automatically extended by thirty (30) days if prior to December

31, 1997 the Company has received comments on the Registration Statement from the SEC and has responded to such comments. The Company shall notify the Seller as promptly as practicable of its decision to terminate the Public Offering or any material discussions with respect thereto. This Agreement will automatically terminate upon receipt by the Seller of a notification by the Company that it has abandoned the Registration Statement.
                  7. Prior to the Closing the Seller will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of the UPO or any interest therein without the consent of the Company.
                  8. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
                  9. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, and (b) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.
                  10. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, by overnight courier or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):
                  if to the Company:

                           655 Montgomery Street
                           Suite 830
                           San Francisco, CA 94111
                           Attn:  Robert Kassel, President
                           Fax: (415) 616-8110
                  with a copy to:

                           Tenzer Greenblatt LLP
                           405 Lexington Avenue
                           New York, New York 10174
                           Attn:  Robert J. Mittman, Esq.
                              Fax: (212) 885-5001

                  if to the Seller:

                  to:      __________________
                           __________________
                           __________________
                           New York, New York _____

                  with a copy to:

                           __________________
                           __________________
                           __________________
                           New York, New York _____
                           Fax: (212) ________

                  11. Seller shall consult with the Company prior to issuing any press release or otherwise making any public statement with respect to the contents of this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or applicable stock exchange or NASDAQ regulations (prior consultation shall occur in such events to the extent practicable).
                  12. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.
                  13. This Agreement constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.
                  14. This Agreement shall not be assigned by operation of law or otherwise.
                  15. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
                  16. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be original, but all of which taken together shall constitute one and the same Agreement.
                  IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be executed as of the date first written above.


                                      U.S. HOME & GARDEN INC.


                                      By:___________________________________
                                      Name:
                                      Title:

                                         ___________________________________

                                   AGREEMENT

                  Agreement dated October , 1997 between U.S. Home & Garden Inc., a Delaware corporation (the "Company") and ____________ (the "Seller").
                             W I T N E S S E T H :
                  WHEREAS, the Seller is the holder of a Unit Purchase Option dated August 1993 (the "UPO") which represents the right of the Seller to purchase from the Company for $1,200 per unit (the "Units"), up to one hundred thirty four and seven-tenths (134.7) Units, each Unit consisting of 400 shares of the Company's common stock, $.001 par value ("Common Stock"), and Class A Warrants to purchase an additional 264 shares of Common Stock at $1.89 per share.
                  WHEREAS, the Company is contemplating an underwritten public offering through Everen Securities, Inc. and Josephthal Lyon & Ross, Incorporated of approximately five million shares of Common Stock to be sold by the Company and of certain additional shares of Common Stock to be sold by certain selling stockholders (the "Public Offering");
                  WHEREAS, it is contemplated that the registration statement (the "Registration Statement") relating to the Public Offering will be filed with the Securities and Exchange Commission ("SEC") within ten (10) business days of the date of this Agreement;
                  WHEREAS, the Seller wishes to sell the UPO to the Company and the Company wishes to purchase the UPO from the Seller, utilizing a portion of the net proceeds it receives from the Public Offering, upon the terms and conditions set forth in this Agreement.
                  NOW, THEREFORE, the parties hereto, in consideration of mutual promises and conditions herein and for such other consideration the receipt and sufficiency of which are hereby acknowledged, agree as follows:
                  5. The Seller hereby agrees to sell the UPO to the Company at the price set forth in Section 3 below. The Company, on the basis of the representations, warranties, covenants and agreements of the Seller contained herein, hereby agrees to purchase the UPO from the Seller. Notwithstanding the foregoing, the parties hereto agree that the sale and purchase of the UPO contemplated by this Agreement is contingent upon the consummation of the Public Offering at a price to the public of not less than $5.00 per share of Common Stock.
                  6. The sale of the UPO by the Seller to the Company will occur (the "Closing") on such date that is five days after the closing of the Public Offering or such earlier or later date as the parties hereto shall agree. At such Closing, the Company will make payment for the UPO by certified check or such other method as agreed to by the parties hereto, against delivery of the original UPO to it by the Seller.
                  7. The purchase price for the UPO will equal the difference between (i) the product obtained by multiplying (x) 89,440.8 and (y) the price to the public for each share of Common Stock to be sold in the Public Offering, but not less than $5.00, and (ii) $228,850.
                  8. In connection with the sale of the UPO as contemplated by this Agreement the Seller hereby represents and warrants and covenants with the Company that (i) the Seller has full power and authority, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, (ii) the execution, delivery and performance of this Agreement by the Seller, the consummation by the Seller of the transactions herein contemplated and the compliance by the Seller with the terms of this Agreement, have been duly authorized by all necessary action, and this Agreement has been duly executed and delivered by the Seller, (iii) the execution and delivery of this Agreement by the Seller and the performance by the Seller of his obligations hereunder will not conflict with or constitute an event of default or breach of any agreement, document or instrument to which the Seller is a party, or any law, rule or regulation or court order applicable to the Seller, (iv) this Agreement is the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of the courts in granting equitable remedies and except that enforceability of the indemnification provisions set forth herein may be limited by the federal securities laws of the United States or public policy underlying such laws, (v) no authorization, approval, consent, order, registration, license or permit of any court or other government agency or authority is necessary for the sale by the Seller of the UPO to the Company, (vi) the UPO to be sold to the Company is currently owned by the Seller, and immediately after the sale thereof to the Company such UPO will be owned by the Company, free and clear of all security interests, claims, liens, encumbrances, and charges whatsoever, and (vii) the Seller agrees to waive any registration rights he may have to include the UPO or the securities underlying the UPO in the Public Offering.
                  5. The Seller agrees to indemnify the Company and each officer and director of the Company from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), to which they or any of them may become subject under any statute or at common law or otherwise, and will reimburse the Company and each such person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims damages, expenses, liabilities or actions arise out of or are based upon any breach by the Seller of any of his representations, warranties and covenants contained in this Agreement.
                  6. This Agreement shall terminate if the Public Offering is not consummated by December 31, 1997, which date shall be automatically extended by thirty (30) days if prior to December 31, 1997 the Company has received comments on the Registration

Statement from the SEC and has responded to such comments. The Company shall notify the Seller as promptly as practicable of its decision to terminate the Public Offering or any material discussions with respect thereto. This Agreement will automatically terminate upon receipt by the Seller of a notification by the Company that it has abandoned the Registration Statement.
                  7. Prior to the Closing the Seller will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of the UPO or any interest therein without the consent of the Company.
                  8. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
                  9. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, and (b) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.
                  10. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, by overnight courier or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):
                  if to the Company:

                           655 Montgomery Street
                           Suite 830
                           San Francisco, CA 94111
                           Attn:  Robert Kassel, President
                           Fax: (415) 616-8110
                  with a copy to:

                           Tenzer Greenblatt LLP
                           405 Lexington Avenue
                           New York, New York 10174
                           Attn:  Robert J. Mittman, Esq.
                           Fax: (212) 885-5001

                  if to the Seller:

                  to:      __________________
                           __________________
                           __________________
                           New York, New York _____

                  with a copy to:

                           __________________
                           __________________
                           __________________
                           New York, New York _____
                           Fax: (212) ________

                  11. Seller shall consult with the Company prior to issuing any press release or otherwise making any public statement with respect to the contents of this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or applicable stock exchange or NASDAQ regulations (prior consultation shall occur in such events to the extent practicable).
                  12. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.
                  13. This Agreement constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.
                  14. This Agreement shall not be assigned by operation of law or otherwise.
                  15. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
                  16. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be original, but all of which taken together shall constitute one and the same Agreement.
                  IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be executed as of the date first written above.

                                     U.S. HOME & GARDEN INC.


                                     By:_________________________________
                                     Name:
                                     Title:

                                     ____________________________________

                                                               December __, 1997

U.S. Home & Garden Inc.
655 Montgomery Street
San Francisco, CA 94111

Attention: Robert Kassel, President

Gentlemen:

                  Reference is made to the two prior agreements (the "Original Agreements") dated October 30, 1997 between U.S. Home & Garden Inc. (the "Company") and the undersigned (the "Seller") pursuant to which the Seller agreed to sell to the Company and the Company agreed to purchase from the Seller, under certain conditions, certain Unit Purchase Options dated August 1993 and July 17, 1996 which represent the right of the Seller to purchase from the Company certain shares of common stock of the Company and warrants to purchase shares of common stock. The Seller understands that the price of the shares of common stock to be sold in the Public Offering (as defined in the Original Agreements) may be less than $5.00 per share and continues to desire to consummate the transactions contemplated by the Original Agreements based upon the offering price of the shares sold in the Public Offering, even if the price is less than $5.00 per share.

                  In consideration of the foregoing and for such other consideration the receipt and sufficiency of which are hereby acknowledged, the Seller agrees as follows:

                  1. Paragraph 1 of the Original Agreements is hereby amended by deleting the following from the last sentence: "at a price to the public of not less than $5.00 per share of Common Stock."

                  2. Paragraph 3 of the Original Agreements is hereby amended by deleting the following from subparagraph 3(i): "but not less than $5.00".

                  3. Except as set forth herein all terms and conditions of the Original Agreements shall remain in full force and effect.

                  If the foregoing meets with your approval please countersign a copy of this letter as provided below.


                                              Very truly yours,



ACKNOWLEDGED AND AGREED TO:

U.S. HOME & GARDEN INC.


By:______________________________
   Name and Title: